Exhibit 32

Certification Pursuant to

18 U.S.C. Section 1350

In connection with the Quarterly Report of Montpelier Re Holdings Ltd. (the “Company”) on Form 10-Q for the period ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Christopher L. Harris and Michael S. Paquette, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(a)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(b)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	BY:	/s/ CHRISTOPHER L. HARRIS

		Name:	Christopher L. Harris
		Title:	President and Chief Executive Officer
(Principal Executive Officer)

	BY:	/s/ MICHAEL S. PAQUETTE

		Name:	Michael S. Paquette
		Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: November 4, 2013